Exhibit 99.1

Alvotech and Oaktree Acquisition Corp. II Announce

Merger Agreement to Create a Leading Publicly-Traded

Global Biopharmaceutical Company

•

Alvotech is a leading pure play biosimilar platform focused on the development and manufacture of high-quality biosimilar medicines for global markets. Biosimilars are therapeutic equivalents to biologics, a rapidly growing category of highly efficacious medicines

•

Transaction will enable further investment in the Alvotech platform and portfolio, accelerating the Company’s mission of bringing cost-effective biosimilars to patients in all major markets around the globe

•

Combined company to have an implied initial enterprise value of approximately $2.25 billion and the transaction is expected to deliver gross proceeds in excess of $450 million to Alvotech (assuming no redemptions) to fund its growth trajectory

•

Top-tier investors, including Suvretta Capital, Athos (the Strüngmann Family Office), CVC Capital Partners, Temasek, Farallon Capital Management, Sculptor Capital Management, and premier Icelandic investors including Arctica Finance, Arion Bank, and Landsbankinn, are anchoring an oversubscribed ~$150 million common equity PIPE at a $10.00 per share entry price

•

All existing Alvotech investors are rolling 100% of their equity and existing shareholders have committed an additional $50 million investment in conjunction with the transaction that will fund prior to the end of 2021

Reykjavik and Los Angeles (December 7, 2021) — Alvotech Holdings S.A. (“Alvotech”), a leading global biopharmaceutical company focused solely on the development and manufacture of biosimilar medicines for patients worldwide, and Oaktree Acquisition Corp. II (NYSE: OACB.U, OACB, OACB WS), a special purpose acquisition company sponsored by an affiliate of Oaktree Capital Management, L.P. (“Oaktree”), announced today that they have entered into a definitive merger agreement. Upon completion of the transaction, the combined company’s securities are expected to be traded on NASDAQ under the symbol “ALVO.”

Company Overview

Alvotech, founded in 2013 in Reykjavik, Iceland, is a vertically integrated platform company focused exclusively on developing and manufacturing biosimilar medicines for the global market. Alvotech has a world class management team of proven and highly experienced pharmaceuticals executives with deep expertise in biologics and biosimilars, led by a visionary founder, Robert Wessman, who has a track record of building global biopharmaceutical companies.

Alvotech is dedicated to transforming patients’ lives by improving access to affordable biosimilar medicines and enhancing the sustainability of healthcare systems. A biosimilar medicine, offered at lower costs, is a biological product that is highly similar to and has no clinically meaningful difference from an existing approved biologic. Biologics are large complex molecules that have become the standard of care for many difficult-to-treat conditions. The global markets for biologic and biosimilar medicines have been rapidly growing over the last decade and are forecasted to grow at a 10%+ CAGR, reaching approximately $555 billion and approximately $80 billion by 2026, respectively1. By establishing the critical infrastructure needed to navigate the complexities inherent in developing biosimilar medicines at a global scale, Alvotech is uniquely positioned to succeed in the rapidly growing biosimilars market and to enable the global healthcare system to reduce the high cost of biologic medicines.

Alvotech aims to become a leading supplier of biosimilar medicines in all major markets around the world. To accomplish this objective, Alvotech has built a distinctive and comprehensive platform for developing and manufacturing biosimilars at scale over the past nine years with approximately $1 billion invested into the business to build critical elements of product development, including cell line development, process development and characterization, in addition to manufacturing, clinical development and conducting regulatory affairs, in-house to ensure the highest standards of product quality.

Alvotech currently has seven products in its pipeline across multiple therapeutic areas. Alvotech’s pipeline addresses originator products treating a diverse set of conditions across autoimmunity, ophthalmology, osteoporosis, and oncology, with total estimated peak originator sales of more than $80 billion combined.

Alvotech’s most advanced product is AVT02, the company’s biosimilar candidate to Humira®. Humira is the world’s top selling pharmaceutical product with over $20 billion in global revenue in 2020. Alvotech was the first company to both file with the FDA for approval of its high-concentration adalimumab product and to have successfully conducted a switching study in support of an FDA designation of interchangeability. Alvotech’s other differentiated pipeline programs include biosimilar candidates to Stelara® (ustekinumab), Eylea® (aflibercept), Prolia®/Xgeva® (denosumab) and Simponi®/Simponi ARIA® (golimumab). In addition to its existing pipeline, Alvotech is also constantly evaluating new pipeline programs, both internally and through business development.

In order to give its products global reach, Alvotech has formed strategic commercialization partnerships covering 60+ countries with leading pharmaceutical companies. Alvotech’s partners, including Teva in the US and Stada in the EU, have licensed products in exchange for milestone payments and royalties. As of June 30, 2021, Alvotech had received license fee commitments of up to $1.15 billion under these partnerships, approximately 80% of which are still to be collected.

Management Comments

“We are delighted with this business combination and the long-term opportunities it will unlock for Alvotech,” said Robert Wessman, Chairman and founder of Alvotech. “Through this important milestone, we believe that we are perfectly positioned to rapidly scale our portfolio with a like-minded partner who understands the intricacies of our business and our industry.”

Howard Marks, Co-Chair of Oaktree, added, “Oaktree Acquisition Corp.’s strategy is guided by the same principles that are core to Oaktree’s broader investment philosophy, with a focus on long-term partnership and value creation. The Oaktree Acquisition Corp. franchise was formed to identify and partner with high-quality, growing companies that are making pivotal strides in their respective industries, and Alvotech is a clear fit with its meaningful contributions to sustainability within the healthcare ecosystem.”

[1]	Biologic market size per Evaluate Pharma; biosimilar market size per Frost & Sullivan.

“Alvotech has built a highly attractive platform with a long-term view to lead the biosimilars market,” said Zaid Pardesi, Managing Director at Oaktree and CFO & Head of M&A of Oaktree Acquisition Corp II. “The Company’s diverse pipeline and unique capabilities, in combination with its world-class distribution partners, set the stage for meaningful value creation and accelerated growth going forward.”

Mark Levick, CEO of Alvotech, added, “Alvotech is in a unique position to impact the global healthcare ecosystem in a positive way and transform patient’s lives. Biosimilar medicines can increase access for patients whilst lowering cost for healthcare systems, and that helps to align our mission with all of our stakeholders. We believe this transaction will accelerate our ability to achieve our vision, and we could not be more excited about what the future holds for Alvotech.”

Key Transaction Terms

The business combination is expected to deliver gross proceeds to Alvotech in excess of $450 million (assuming no redemptions). This includes cash proceeds of approximately $250 million from Oaktree Acquisition Corp. II’s trust account (assuming no redemptions); in excess of $150 million from private placement (PIPE) investors (the “PIPE Transaction”), including among others, funds managed by Suvretta Capital, Athos (the Strüngmann Family Office), CVC Capital Partners, Temasek, Farallon Capital Management, Sculptor Capital Management and premier Icelandic investors including Arctica Finance, Arion Bank, and Landsbankinn; and a $50 million equity commitment from existing shareholders to be funded prior to the end of 2021. The combined company will have an implied initial enterprise value of approximately $2.25 billion and will be well-positioned to continue investing in the growth of its biosimilar pipeline.

As part of the transaction, Alvotech’s existing equity holders have committed to roll 100% of their equity into the combined company. Leading existing institutional backers of Alvotech, including among others, Aztiq Pharma Partners, led by founder and Chairman Mr. Robert Wessman, Alvogen with CVC Capital Partners and Temasek as lead investors, Fuji Pharma from Japan, YAS Holdings from Abu Dhabi, Shinhan from Korea, Baxter Healthcare SA from the US, and Athos (the Strüngmann Family Office) from Germany intend to roll 100% of their shares into the combined company. Assuming no public shareholders of Oaktree Acquisition Corp. II exercise their redemption rights, current Alvotech equity holders will own approximately 80%, Oaktree Acquisition Corp. II shareholders will own approximately 11%, and PIPE investors will own approximately 7% of the issued and outstanding ordinary shares, respectively, of the combined company at closing.

The transaction also includes earn-out provisions tied to the trading price of the combined company’s shares, reflecting an alignment of interest with shareholders. Oaktree Acquisition Corp. II’s sponsor is deferring 1.25 million founder shares into an earn-out at share price hurdles of $12.50 and $15.00. The transaction also includes an earn-out to existing shareholders of Alvotech, consisting of 38.3 million shares, which will vest evenly at share price hurdles of $15.00 and $20.00.

The transaction, which has been unanimously approved by the boards of directors of each Alvotech and Oaktree Acquisition Corp. II, is subject to, among other customary closing conditions, approval by shareholders of Oaktree Acquisition Corp. II, and shareholders of Alvotech, with the holders of a majority of the votes required to approve the transaction having provided commitments to approve the transaction. The transaction is expected to close in the first half of 2022.

A more detailed description of the transaction terms and a copy of the Business Combination Agreement will be included in a current report on Form 8-K to be filed by Oaktree Acquisition Corp. II with the United States Securities and Exchange Commission (the “SEC”). Oaktree Acquisition Corp. II will file a registration statement (which will contain a proxy statement/ prospectus) with the SEC in connection with the transaction.

Advisors

Morgan Stanley & Co. LLC and Credit Suisse served as financial advisors to Alvotech. Deutsche Bank Securities served as financial advisor and capital markets advisor to Oaktree Acquisition Corp. II. Deutsche Bank Securities and Morgan Stanley & Co. LLC served as lead private placement agents, and Citigroup Global Markets Inc. and Credit Suisse also served as private placement agents, for Oaktree Acquisition Corp. II in connection with the PIPE Transaction. Cooley (UK) LLP served as lead legal counsel to Alvotech. Kirkland and Ellis LLP and King & Spalding served as legal counsel to Oaktree Acquisition Corp. II. Shearman & Sterling LLP served as legal counsel to the placement agents.

Management Presentation

A presentation made by the management teams each of Alvotech and Oaktree Acquisition Corp. II regarding the transaction will be available on the websites of Oaktree Acquisition Corp. II at https://www.oaktreeacquisitioncorp.com/news            and            Alvotech             at https://www.alvotech.com/newsroom. Oaktree Acquisition Corp. II will also file the presentation and transcript of related remarks with the SEC as an exhibit to a Current Report on Form 8-K, which can be viewed on the SEC’s website at www.sec.gov.

About Alvotech

Alvotech is a biopharmaceutical company focused solely on the development and manufacture of biosimilar medicines for patients worldwide. Alvotech seeks to be a global leader in the biosimilar space by delivering high quality, cost-effective products and services, enabled by a fully integrated approach and broad in-house capabilities. Alvotech’s current pipeline contains seven biosimilar candidates aimed at treating autoimmune disorders, eye disorders, osteoporosis, and cancer.

For more information, please visit www.alvotech.com.

About Oaktree Acquisition Corp. II

The Oaktree Acquisition Corp. franchise was formed to partner with high-quality, growing companies to facilitate their successful entry to the public markets. By leveraging the deep capabilities and experience of its sponsor, an affiliate of Oaktree, which manages $158 billion in assets under management as of September 30, 2021, Oaktree Acquisition Corp. seeks to provide best-in-class resources and execution, coupled with a focus on long-term partnership and shareholder value creation. For more information about Oaktree Acquisition Corp. II, please visit www.oaktreeacquisitioncorp.com.

About Oaktree Life Sciences Lending

Oaktree’s Life Sciences Lending strategy focuses on the broad spectrum of life sciences, with a particular focus on companies within complex and high-growth sub-sectors, like biotechnology and medical devices, that are increasingly driving innovation and disruption. The strategy provides non-dilutive financing to help these companies unlock value and create the next generation of life-saving treatments.

Additional Information and Where to Find It

In connection with the proposed business combination, Oaktree Acquisition Corp. II and Alvotech intend to file with the SEC a Registration Statement on Form F-4 containing a preliminary proxy statement of Oaktree Acquisition Corp. II and a preliminary prospectus of the combined company, and after the Registration Statement is declared effective, Oaktree Acquisition Corp. II will mail a definitive proxy statement/prospectus related to the proposed business combination to its shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Oaktree Acquisition Corp. II’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Alvotech, Oaktree Acquisition Corp. II and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Oaktree Acquisition Corp. II as of a record date to be established for voting on the proposed business combination. Shareholders of Oaktree Acquisition Corp. II will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Oaktree Acquisition Corp. II, 333 South Grand Avenue, 28th Floor, Los Angeles, California.

Participants in the Solicitation

Oaktree Acquisition Corp. II and its directors and executive officers may be deemed participants in the solicitation of proxies from Oaktree Acquisition Corp. II’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Oaktree Acquisition Corp. II is contained in Oaktree Acquisition Corp. II’s annual report on Form 10-K/A for the fiscal year ended December 31, 2020 (as amended May 19, 2021), which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to Oaktree Acquisition Corp. II, 333 South Grand Avenue, 28th Floor, Los Angeles, California. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Alvotech and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Oaktree Acquisition Corp. II in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements.” Forward-looking statements generally relate to future events or Oaktree Acquisition Corp. II’s or Alvotech’s future financial operating performance. For example, the Alvotech’s expectations regarding future growth, results of operations, performance, future capital and other expenditures including the development of critical infrastructure for the global healthcare markets, competitive advantages, business prospects and opportunities including pipeline product development, future plans and intentions, results, level of activities, performance, goals or achievements or other future events In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Oaktree Acquisition Corp. II and its management, and Alvotech and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond Oaktree Acquisition Corp. II’s and Alvotech’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against Oaktree Acquisition Corp. II, the combined company or others following this announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Oaktree Acquisition Corp. II, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of Alvotech as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that Alvotech or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) Alvotech’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Oaktree Acquisition Corp. II’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 (as amended May 19, 2021) or in other documents filed by Oaktree Acquisition Corp. II with the SEC. There may be additional risks that neither Oaktree Acquisition Corp. II nor Alvotech presently know or that Oaktree Acquisition Corp. II and Alvotech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Oaktree Acquisition Corp. II nor Alvotech undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this press release. Alvotech and Oaktree Acquisition Corp. II disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this press release and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold Alvotech, Oaktree Acquisition Corp. II or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this press release, the information contained in this press release, or the omission of any information from this press release.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Oaktree Acquisition Corp. II, Alvotech or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts:

Alvotech

Investor Relations

Stephanie Carrington

ICR Westwicke

Stephanie.Carrington@westwicke.com

(646) 277-1282

Media Relations

Sean Leous

ICR Westwicke

Sean.Leous@westwicke.com

(646) 866-4012

Oaktree Acquisition Corp. II

Investor Relations

info@oaktreeacquisitioncorp.com

Media Relations

mediainquiries@oaktreecapital.com